FOR IMMEDIATE RELEASE

PENSKE AUTOMOTIVE REPORTS SECOND QUARTER RESULTS

Second Quarter Earnings per Share from Continuing Operations of $1.11

Increases Ownership Interest in Penske Truck Leasing; Estimates Accretion
Of at least $0.25 per Share on an Annualized Basis

Second Quarter 2016	Six Months 2016
Revenue Increases 6.8% to $5.3 Billion	Revenue Increases 7.2% to $10.1 Billion
Same-store Retail Revenue Increases 0.2%, Excluding Foreign Exchange 2.7%	Same-store Retail Revenue Increases 1.3%, Excluding Foreign Exchange 3.7%
Income from Continuing Operations Attributable to Common Shareholders Increases 0.6% to $94.7 Million, Excluding Foreign Exchange Increases 3.5%	Income from Continuing Operations Attributable to Common Shareholders Increases 2.2% to $174.0 Million, Excluding Foreign Exchange Increases 5.2%
Earnings Per Share from Continuing Operations Attributable to Common Shareholders Increases 6.7% to $1.11, Excluding Foreign Exchange Increases 9.6%	Earnings Per Share from Continuing Operations Attributable to Common Shareholders Increases 6.4% to $2.00, Excluding Foreign Exchange Increases 9.6%
EBITDA Increases 4.6% to $187.5 Million	EBITDA Increases 4.7% to $345.1 Million

BLOOMFIELD HILLS, MI, July 28, 2016 – Penske Automotive Group, Inc. (NYSE:PAG), an international transportation services company, announced today record second quarter and six-month results. For the three months ended June 30, 2016, income from continuing operations attributable to common shareholders increased 0.6% to $94.7 million, and related earnings per share increased 6.7% to $1.11 when compared to the same period last year. Total automotive retail units increased 6.2% and total revenue increased 6.8% to $5.3 billion. Excluding foreign exchange, total revenue increased 9.2%. Same-store retail revenue increased 0.2%. Excluding foreign exchange, same-store retail revenue increased 2.7%. Foreign exchange rates negatively impacted earnings per share attributable to common shareholders by $0.03 for the three months ended June 30, 2016.

Commenting on the company’s results, Penske Automotive Group Chairman Roger S. Penske said, “I am very pleased with the performance of our business in the second quarter. Not only did we produce another quarter of record results, we continued to grow by acquiring five commercial truck dealerships in Canada, and we solidified our capital structure by issuing new 10-year senior subordinated notes at 5.5%. Further, the Brexit vote did not impact the performance of our business in the second quarter, and I am pleased to report that our U.K. business has remained strong to date since the Brexit vote.”

Automotive Retail Highlights of the Second Quarter

Retail Unit Sales +6.2% to 115,106

New unit retail sales +5.7%
Used unit retail sales +6.8%

Same-store Retail Unit Sales -1.9% to 106,266

New unit retail sales -1.4%
Used unit retail sales -2.6%

Same-Store Retail Revenue +0.2%

New -0.4%; Used +0.2%; Finance & Insurance +1.6%; Service and Parts +3.4%
-0.7% in the United States; +1.8% Internationally
Excluding f/x, same-store retail revenue +2.7%

Average Transaction Price Per Unit

New $39,586; -0.9%
Used $27,936; +0.2%

Average Gross Profit Per Unit

New $3,106, +$100/unit; Gross Margin 7.8%, +30 basis points

Excluding f/x $3,175, +$169/unit; Gross Margin 7.9%, +40 basis points

Used $1,697, -$85/unit; Gross Margin 6.1%, -30 basis points

Excluding f/x $1,736, -$46/unit; Gross Margin 6.0%, -40 basis points

Finance & Insurance $1,092, -$32/unit

Excluding f/x $1,118, -$6/unit

Note: f/x = foreign exchange

For the six months ended June 30, 2016, total revenue increased 7.2% to $10.1 billion, including a 1.3% increase in same-store retail revenue. Excluding foreign exchange, total revenue increased 9.6%, while same-store retail revenue increased 3.7%. Total automotive retail unit volume increased 8.0%, including 0.3% on a same-store basis. Income from continuing operations attributable to common shareholders increased 2.2% to $174.0 million and related earnings per share increased 6.4% to $2.00 when compared to the same period last year. Foreign exchange rates negatively impacted earnings per share attributable to common shareholders by $0.06.

Retail Commercial Truck Operations

Previously, the company announced that it had acquired Harper Truck Centres located in Ontario, Canada. Harper has five locations in the Greater Toronto market area and is expected to generate $130 million in annualized revenue. The company operates nineteen locations, including fourteen full-service dealerships, under the “Premier Truck Group” brand name, offering primarily the Freightliner and Western Star brands. For the three months and six months ended June 30, 2016, Premier Truck Group generated $309.5 million and $516.2 million of revenue, and $38.3 million and $71.5 million of gross profit, respectively, principally through the retail sale of new/used medium and heavy-duty trucks and service/parts sales. Service and parts gross profit represents approximately 76.5% and 77.9% of total Premier Truck Group gross profit, respectively.

Acquires Additional 14% of Penske Truck Leasing

On July 27, 2016, the company acquired an additional 14.4% interest in Penske Truck Leasing Co., L.P. (“PTL”), from subsidiaries of GE Capital Global Holdings, LLC, for approximately $498.7 million. The purchase price was funded using existing liquidity including the company’s U.S. credit agreement. After completion of the purchase, Penske Automotive Group now holds a 23.4% ownership interest and will continue to account for the ownership interest using the equity method of accounting. By acquiring the additional interest in PTL, the company expects to realize accretion to earnings per share and additional cash flow from cash tax savings and the annual cash distributions PTL provides to its partners. We estimate the transaction will provide at least $0.25 per share in earnings accretion on an annualized basis as well as significant cash tax savings heavily weighted to the first few years of the investment.

Conference Call

Penske Automotive will host a conference call discussing financial results relating to the second quarter of 2016 on Thursday, July 28, 2016, at 2:00 p.m. Eastern Daylight Time. To listen to the conference call, participants must dial (800) 230-1085 — [International, please dial (612) 234-9959]. The call will also be simultaneously broadcast over the Internet through the Investor Relations section of the Penske Automotive Group website. Additionally, an investor presentation relating to the second quarter 2016 financial results has been posted to the company’s website. To access the presentation or to listen to the company’s webcast, please refer to www.penskeautomotive.com.

About Penske Automotive

Penske Automotive Group, Inc., (NYSE:PAG) headquartered in Bloomfield Hills, Michigan, is an international transportation services company that operates automotive and commercial truck dealerships principally in the United States, Canada, and Western Europe, and distributes commercial vehicles, diesel engines, gas engines, power systems and related parts and services principally in Australia and New Zealand. PAG employs more than 23,000 people worldwide and is a member of the Fortune 500 and Russell 2000. For additional information, visit the company’s website at www.penskeautomotive.com.

Non-GAAP Financial Measures

This release contains certain non-GAAP financial measures as defined under SEC rules, such as earnings before interest, taxes, depreciation and amortization (“EBITDA”). The company has reconciled these measures to the most directly comparable GAAP measures in the release. The company believes that these widely accepted measures of operating profitability improve the transparency of the company’s disclosures and provide a meaningful presentation of the company’s results from its core business operations excluding the impact of items not related to the company’s ongoing core business operations, and improve the period-to-period comparability of the company’s results from its core business operations. These non-GAAP financial measures are not substitutes for GAAP financial results, and should only be considered in conjunction with the company’s financial information that is presented in accordance with GAAP.

Caution Concerning Forward Looking Statements

Statements in this press release may involve forward-looking statements, including forward-looking statements regarding Penske Automotive Group, Inc.’s future sales and earnings accretion potential. Actual results may vary materially because of risks and uncertainties that are difficult to predict. These risks and uncertainties include, among others: economic conditions generally, conditions in the credit markets and changes in interest rates and foreign currency exchange rates, adverse conditions affecting a particular manufacturer, including the adverse impact to the vehicle and parts supply chain due to natural disasters, recall or other disruptions that interrupt the supply of vehicles or parts to us, changes in consumer credit availability, the outcome of legal and administrative matters, and other factors over which management has limited control. These forward-looking statements should be evaluated together with additional information about Penske Automotive’s business, markets, conditions and other uncertainties, which could affect Penske Automotive’s future performance. These risks and uncertainties are addressed in Penske Automotive’s Form 10-K for the year ended December 31, 2015, and its other filings with the Securities and Exchange Commission (“SEC”). This press release speaks only as of its date, and Penske Automotive disclaims any duty to update the information herein.

Find a vehicle: http://www.penskecars.com
Engage Penske Automotive: http://www.penskesocial.com
Like Penske Automotive on Facebook: https://facebook.com/PenskeCars
Follow Penske Automotive on Twitter: https://twitter.com/Penskecarscorp
Visit Penske Automotive on YouTube: http://www.youtube.com/penskecars

Inquiries should contact:

J.D. Carlson Executive Vice President and Chief Financial Officer Penske Automotive Group, Inc. 248-648-2810 jcarlson@penskeautomotive.com	Anthony R. Pordon Executive Vice President Investor Relations and Corporate Development Penske Automotive Group, Inc. 248-648-2540 tpordon@penskeautomotive.com

# # #

PENSKE AUTOMOTIVE GROUP, INC.
Consolidated Condensed Statements of Income
(Amounts in Millions, Except Per Share Data)
(Unaudited)

	Three Months Ended			Six Months Ended
	June 30,			June 30,
			Increase/			Increase/
	2016	2015	(Decrease)	2016	2015	(Decrease)
Revenue	$5,254.1	$4,920.6	6.8%	$10,078.7	$9,403.5	7.2%
Cost of Sales	4,482.8	4,189.3	7.0%	8,583.6	7,982.3	7.5%

Gross Profit	771.3	731.3	5.5%	1,495.1	1,421.2	5.2%
SG&A Expenses	582.7	553.1	5.4%	1,141.6	1,088.9	4.8%
Depreciation	24.5	19.3	26.9%	45.3	37.9	19.5%

Operating Income	$164.1	$158.9	3.3%	$308.2	$294.4	4.7%
Floor Plan Interest Expense	(13.1)	(11.0)	19.1%	(25.9)	(21.3)	21.6%
Other Interest Expense	(19.5)	(16.4)	18.9%	(36.7)	(32.7)	12.2%
Equity in Earnings of Affiliates	12.0	12.0	—	17.5	18.7	(6.4%)
Income from Continuing Operations Before Income Taxes	$143.5	$143.5	—	$263.1	$259.1	1.5%
Income Taxes	(47.3)	(47.7)	(0.8%)	(86.7)	(86.5)	0.2%

Income from Continuing Operations	$96.2	$95.8	0.4%	$176.4	$172.6	2.2%
Loss from Discontinued Operations, net of tax	(1.2)	(0.1)	nm	(1.2)	(1.0)	nm

Net Income	$95.0	$95.7	(0.7%)	$175.2	$171.6	2.1%
Less: Income Attributable to Non-Controlling Interests	1.5	1.7	(11.8%)	2.4	2.4	—

Net Income Attributable to Common Shareholders	$93.5	$94.0	(0.5%)	$172.8	$169.2	2.1%

Amounts Attributable to Common Shareholders:
Reported Income from Continuing Operations	96.2	95.8	0.4%	176.4	172.6	2.2%
Less: Income Attributable to Non-Controlling Interests	1.5	1.7	(11.8%)	2.4	2.4	—

Income from Continuing Operations, net of tax	94.7	94.1	0.6%	174.0	170.2	2.2%
Loss from Discontinued Operations, net of tax	(1.2)	(0.1)	nm	(1.2)	(1.0)	nm

Net Income Attributable to Common Shareholders	93.5	94.0	(0.5%)	172.8	169.2	2.1%

Income from Continuing Operations Per Share	1.11	1.04	6.7%	2.00	1.88	6.4%

Income Per Share	1.10	1.04	5.8%	1.99	1.87	6.4%

Weighted Average Shares Outstanding	85.3	90.2	(5.4%)	86.8	90.3	(3.9%)

Nm – not meaningful

PENSKE AUTOMOTIVE GROUP, INC.
Consolidated Condensed Balance Sheets
(Amounts in Millions)
(Unaudited)

	June 30,	December 31,
	2016	2015
Assets:
Cash and Cash Equivalents	$97.5	$62.4
Accounts Receivable, Net	827.8	782.3
Inventories	3,351.8	3,463.5
Other Current Assets	101.7	85.6
Assets Held for Sale	6.8	12.7

Total Current Assets	4,385.6	4,406.5
Property and Equipment, Net	1,576.7	1,520.1
Intangibles	1,722.2	1,731.2
Other Long-Term Assets	390.7	355.6

Total Assets	$8,075.2	$8,013.4

Liabilities and Equity:
Floor Plan Notes Payable	$2,061.8	$2,247.2
Floor Plan Notes Payable – Non-Trade	969.4	1,132.4
Accounts Payable	554.8	493.8
Accrued Expenses	403.3	378.1
Current Portion Long-Term Debt	47.7	28.0
Liabilities Held for Sale	4.6	6.2

Total Current Liabilities	4,041.6	4,285.7
Long-Term Debt	1,613.1	1,247.0
Other Long-Term Liabilities	687.6	645.8

Total Liabilities	6,342.3	6,178.5
Equity	1,732.9	1,834.9

Total Liabilities and Equity	$8,075.2	$8,013.4

PENSKE AUTOMOTIVE GROUP, INC.
Consolidated Operations
Selected Data
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
Geographic Revenue Mix:
North America	60.1%	61.6%	58.8%	61.0%
U.K.	32.7%	33.9%	34.0%	34.7%
Other International	7.2%	4.5%	7.2%	4.3%

Total	100.0%	100.0%	100.0%	100.0%

Revenue: (Amounts in Millions)
Retail Automotive	$4,836.8	$4,554.9	$9,349.7	$8,741.7
Retail Commercial Trucks	309.5	241.9	516.2	434.6
Commercial Vehicles Australia/Power Systems and Other	107.8	123.8	212.8	227.2
Total	$5,254.1	$4,920.6	$10,078.7	$9,403.5

Gross Profit: (Amounts in Millions)
Retail Automotive	$702.0	$662.6	$1,367.0	$1,291.9
Retail Commercial Trucks	38.3	38.3	71.5	71.1
Commercial Vehicles Australia/Power Systems and Other	31.0	30.4	56.6	58.2

Total	$771.3	$731.3	$1,495.1	$1,421.2

Gross Margin:
Retail Automotive	14.5%	14.5%	14.6%	14.8%
Retail Commercial Trucks	12.4%	15.8%	13.9%	16.4%
Commercial Vehicles Australia/Power Systems and Other	28.8%	24.6%	26.6%	25.6%

Total	14.7%	14.9%	14.8%	15.1%

PENSKE AUTOMOTIVE GROUP, INC.
Consolidated Operations
Selected Data
(Unaudited)

	Three Months Ended			Six Months Ended
	June 30,			June 30,
			Increase/			Increase/
	2016	2015	(Decrease)	2016	2015	(Decrease)
Operating Items as a Percentage of Revenue:
Gross Profit	14.7%	14.9%	-20 bps	14.8%	15.1%	-30 bps
Selling, General and Administrative Expenses	11.1%	11.2%	-10 bps	11.3%	11.6%	-30 bps
Operating Income	3.1%	3.2%	-10 bps	3.1%	3.1%	—
Inc. From Cont. Ops. Before Inc. Taxes	2.7%	2.9%	-20 bps	2.6%	2.8%	-20 bps
Operating Items as a Percentage of Total Gross Profit:
Selling, General and Administrative Expenses	75.5%	75.6%	-10 bps	76.4%	76.6%	-20 bps
Operating Income	21.3%	21.7%	-40 bps	20.6%	20.7%	-10 bps

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2016	2015	Increase/ (Decrease)	2016	2015	Increase/ (Decrease)
(Amounts in Millions)
EBITDA*	$ 187.5	$ 179.2	4.6%	$345.1	$ 329.7	4.7%
Floorplan Credits	$10.2	$8.3	22.9%	$19.1	$15.0	27.3%
Rent Expense	$51.9	$49.2	5.5%	$103.4	$99.3	4.1%

*	See the following Non-GAAP reconciliation table.

PENSKE AUTOMOTIVE GROUP, INC.
Retail Automotive Operations
Selected Data
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
Retail Automotive Units:
New Retail	62,170	58,801	120,923	112,119
Used Retail	52,936	49,585	105,677	97,687
Total	115,106	108,386	226,600	209,806

Retail Automotive Revenue: (Amounts in Millions)
New Vehicles	$2,461.0	$2,347.7	$4,729.2	$4,487.8
Used Vehicles	1,478.8	1,382.9	2,891.2	2,665.9
Finance and Insurance, Net	125.7	121.9	244.1	233.0
Service and Parts	496.2	456.1	974.3	894.5
Fleet and Wholesale	275.1	246.3	510.9	460.5
Total Revenue	$4,836.8	$4,554.9	$9,349.7	$8,741.7

Retail Automotive Gross Profit: (Amounts in Millions)
New Vehicles	$193.1	$176.8	$368.6	$344.7
Used Vehicles	89.8	88.4	174.1	173.3
Finance and Insurance, Net	125.7	121.9	244.1	233.0
Service and Parts	288.7	274.3	570.1	535.1
Fleet and Wholesale	4.7	1.2	10.1	5.8

Total Gross Profit	$702.0	$662.6	$1,367.0	$1,291.9

Retail Automotive Revenue Per Vehicle Retailed:
New Vehicles	$39,586	$39,926	$39,110	$40,027
Used Vehicles	27,936	27,890	27,359	27,290
Retail Automotive Gross Profit Per Vehicle Retailed:
New Vehicles	$3,106	$3,006	$3,049	$3,074
Used Vehicles	1,697	1,782	1,647	1,773
Finance & Insurance	1,092	1,124	1,077	1,110

PENSKE AUTOMOTIVE GROUP, INC.
Retail Automotive Operations
Selected Data
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
Retail Automotive Revenue Mix Percentages:
New Vehicles	50.9%	51.5%	50.6%	51.3%
Used Vehicles	30.6%	30.4%	30.9%	30.5%
Finance and Insurance, Net	2.6%	2.7%	2.6%	2.7%
Service and Parts	10.3%	10.0%	10.4%	10.2%
Fleet and Wholesale	5.6%	5.4%	5.5%	5.3%

Total	100.0%	100.0%	100.0%	100.0%

Retail Automotive Gross Profit Mix Percentages:
New Vehicles	27.5%	26.7%	27.0%	26.7%
Used Vehicles	12.8%	13.3%	12.7%	13.4%
Finance and Insurance, Net	17.9%	18.4%	17.9%	18.0%
Service and Parts	41.1%	41.4%	41.7%	41.4%
Fleet and Wholesale	0.7%	0.2%	0.7%	0.5%
Total	100.0%	100.0%	100.0%	100.0%

	Three Months Ended			Six Months Ended
	June 30,			June 30,
			Increase/			Increase/
	2016	2015	(Decrease)	2016	2015	(Decrease)
Retail Automotive Gross Margin:
New Vehicles	7.8%	7.5%	+30 bps	7.8%	7.7%	+10 bps
Used Vehicles	6.1%	6.4%	-30 bps	6.0%	6.5%	-50 bps
Service and Parts	58.2%	60.1%	-190 bps	58.5%	59.8%	-130 bps
Fleet and Wholesale	1.7%	0.5%	120 bps	2.0%	1.3%	70 bps

Total Gross Margin	14.5%	14.5%	--- bps	14.6%	14.8%	-20 bps

PENSKE AUTOMOTIVE GROUP, INC.
Retail Automotive Operations
Selected Data
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
Retail Automotive Revenue Mix:
Premium:
BMW / MINI	25%	26%	25%	27%
Audi	14%	13%	14%	13%
Mercedes-Benz	10%	10%	10%	10%
Land Rover	6%	6%	7%	6%
Porsche	6%	5%	5%	5%
Lexus	3%	4%	3%	4%
Ferrari / Maserati	3%	3%	3%	3%
Acura	1%	2%	1%	1%
Bentley	1%	1%	1%	1%
Others	3%	2%	3%	2%

Total Premium	72%	72%	72%	72%
Volume Non-U.S.:
Toyota	11%	12%	11%	12%
Honda	7%	7%	7%	7%
Volkswagen	3%	2%	3%	2%
Nissan	1%	1%	1%	1%
Others	2%	2%	2%	2%

Total Volume Non-U.S.	24%	24%	24%	24%
U.S.:
General Motors / Chrysler / Ford	4%	4%	4%	4%

Total	100%	100%	100%	100%

Retail Automotive Geographic Revenue Mix:
U.S.	58.8%	61.1%	57.7%	60.5%
U.K.	35.6%	36.6%	36.6%	37.3%
Other International	5.6%	2.3%	5.7%	2.2%

Total	100%	100%	100%	100%

Retail Automotive Geographic Gross Profit Mix:
U.S.	62.8%	65.3%	62.0%	64.5%
U.K.	31.4%	32.8%	32.4%	33.7%
Other/International	5.8%	1.9%	5.6%	1.8%

	100%	100%	100%	100%

PENSKE AUTOMOTIVE GROUP, INC.
Retail Automotive Operations
Same-Store
Selected Data
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
Retail Automotive Same-Store Units:
New Retail	57,965	58,795	113,301	111,888
Used Retail	48,301	49,579	96,927	97,623
Total	106,266	108,374	210,228	209,511

Retail Automotive Same-Store Revenue: (Amounts in Millions)
New Vehicles	$2,337.0	$2,347.5	$4,494.2	$4,469.9
Used Vehicles	1,385.1	1,382.7	2,706.5	2,662.9
Finance and Insurance, Net	123.9	121.9	241.0	232.4
Service and Parts	471.1	455.6	922.9	891.7
Fleet and Wholesale	270.6	246.3	499.7	458.5
Total Revenue	$4,587.7	$4,554.0	$8,864.3	$8,715.4

Retail Automotive Same-Store Gross Profit: (Amounts in Millions)
New Vehicles	$175.9	$176.7	$337.4	$342.7
Used Vehicles	84.1	88.4	164.1	173.0
Finance and Insurance, Net	123.9	121.9	241.0	232.4
Service and Parts	277.1	274.2	544.9	533.7
Fleet and Wholesale	4.5	1.1	9.8	5.8

Total Gross Profit	$665.5	$662.3	$1,297.2	$1,287.6

Retail Automotive Same-Store Revenue Per Vehicle Retailed:
New Vehicles	$40,317	$39,926	$39,666	$39,950
Used Vehicles	28,676	27,888	27,923	27,278
Retail Automotive Same-Store Gross Profit Per Vehicle Retailed:
New Vehicles	$3,035	$3,006	$2,978	$3,063
Used Vehicles	1,740	1,782	1,693	1,772
Finance & Insurance	1,166	1,124	1,146	1,109

PENSKE AUTOMOTIVE GROUP, INC.
Retail Commercial Truck Operations
Selected Data
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
Retail Commercial Truck Units:
New Retail	1,949	1,491	3,109	2,530
Used Retail	274	298	545	594
Total	2,223	1,789	3,654	3,124

Retail Commercial Truck Revenue: (Amounts in Millions)
New Vehicles	$212.0	$146.3	$328.7	$248.5
Used Vehicles	13.8	15.6	27.3	31.5
Finance and Insurance, Net	1.8	1.6	3.7	2.9
Service and Parts	79.3	75.0	150.7	138.1
Lease, Rental & Wholesale	2.6	3.4	5.8	13.6
Total Revenue	$309.5	$241.9	$516.2	$434.6

Retail Commercial Truck Gross Profit: (Amounts in Millions)
New Vehicles	$7.6	$6.9	$12.5	$11.8
Used Vehicles	(0.6)	1.6	(1.0)	3.3
Finance and Insurance, Net	1.8	1.6	3.7	2.9
Service and Parts	29.3	27.7	55.7	51.1
Lease, Rental & Wholesale	0.2	0.5	0.6	2.0

Total Gross Profit	$38.3	$38.3	$71.5	$71.1

Retail Commercial Truck Revenue Per Vehicle Retailed:
New Vehicles	$108,764	$98,154	$105,725	$98,232
Used Vehicles	50,247	52,394	49,988	53,045
Retail Commercial Truck Gross Profit Per Vehicle Retailed:
New Vehicles	$3,904	$4,645	$4,015	$4,664
Used Vehicles	(2,096)	5,462	(1,785)	5,671
Finance & Insurance	809	902	1,006	947

PENSKE AUTOMOTIVE GROUP, INC.
Retail Commercial Truck Operations
Same-Store
Selected Data
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
Retail Commercial Truck Same-Store Units:
New Retail	1,673	1,491	1,376	1,660
Used Retail	266	298	481	561
Total	1,939	1,789	1,857	2,221

Retail Commercial Truck Same-Store Revenue: (Amounts in Millions)
New Vehicles	$180.0	$146.3	$157.5	$176.8
Used Vehicles	13.4	15.6	24.0	29.9
Finance and Insurance, Net	1.6	1.6	3.0	2.8
Service and Parts	71.1	75.0	106.2	110.9
Lease, Rental & Wholesale	2.6	3.4	4.6	11.7
Total Revenue	$268.7	$241.9	$295.3	$332.1

Retail Commercial Truck Same-Store Gross Profit: (Amounts in Millions)
New Vehicles	$6.5	$6.9	$7.1	$9.7
Used Vehicles	(0.6)	1.6	(0.9)	3.2
Finance and Insurance, Net	1.6	1.6	3.0	2.8
Service and Parts	26.5	27.7	43.6	43.3
Lease, Rental & Wholesale	0.2	0.5	0.4	1.7

Total Gross Profit	$34.2	$38.3	$53.2	$60.7

Retail Commercial Truck Same-Store Revenue Per Vehicle Retailed:
New Vehicles	$107,613	$98,154	$114,448	$106,508
Used Vehicles	50,378	52,394	49,945	53,346
Retail Commercial Truck Same-Store Gross Profit Per Vehicle Retailed:
New Vehicles	$3,897	$4,645	$5,164	$5,811
Used Vehicles	(2,264)	5,462	(1,789)	5,727
Finance & Insurance	828	902	1,621	1,257

PENSKE AUTOMOTIVE GROUP, INC.
Consolidated Non-GAAP Reconciliations
(Unaudited)

The following table reconciles reported net income to earnings before interest, taxes, depreciation and amortization (“EBITDA”) for the three and six months ended June 30, 2016 and 2015:

	Three Months Ended			Six Months Ended
	June 30,			June 30,
			Increase/			Increase/
	2016	2015	(Decrease)	2016	2015	(Decrease)
(Amounts in Millions)
Net Income	$95.0	95.7	(0.7%)	$175.2	171.6	2.1%
Add: Depreciation	24.5	19.3	26.9%	45.3	37.9	19.5%
Other Interest Expense	19.5	16.4	18.9%	36.7	32.7	12.2%
Income Taxes	47.3	47.7	(0.8%)	86.7	86.5	0.2%
Loss from Discontinued Operations, net of tax	1.2	0.1	nm	1.2	1.0	nm

EBITDA	$187.5	$179.2	4.6%	345.1	329.7	4.7%

nm – not meaningful